Fair Value Measurements - Reconciliation of Fair Value Measurements (Detail) (Level 3 [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Balance, beginning of year	$ 9,014	$ 1,088
Total gains / (losses) for the year:
Included in earnings (or changes in net assets)	3,662	7,926
Balance, end of year	$ 12,676	$ 9,014